UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 6, 2009

ELECTRONIC ARTS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175

(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 9, 2009, Electronic Arts Nederland B.V. (“EA Nederland”), a wholly-owned subsidiary of Electronic Arts Inc. (“EA”), and the equity holders (the “Sellers”) of Playfish Limited (“Playfish”) entered into and closed a definitive agreement for the sale and purchase of Playfish (the “Purchase Agreement”), pursuant to which EA Nederland purchased all of the outstanding capital stock of Playfish. The consideration paid by EA Nederland consisted of: (i) approximately $275 million in cash and (ii) approximately $25 million in equity retention arrangements in the form of restricted stock awards and restricted stock unit awards to acquire EA common stock. In addition, the Sellers are entitled to additional variable cash consideration that is contingent upon the achievement of certain performance milestones through December 31, 2011. The additional consideration is limited to a maximum of $100 million.

EA has filed a copy of the Purchase Agreement as Exhibit 2.1 to this Current Report on Form 8-K. You are encouraged to read the Purchase Agreement for a more complete understanding of the transaction. The foregoing description of the Purchase Agreement is a summary only and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is incorporated herein by reference.

The Purchase Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Playfish, EA or EA Nederland. The Purchase Agreement contains warranties of the parties thereto made to and solely for the benefit of each other. The assertions embodied in those warranties are qualified by information in a confidential disclosure letter that the parties have exchanged in connection with signing the Purchase Agreement. Moreover, certain warranties in the Purchase Agreement were used for the purpose of allocating risk, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the warranties as characterizations of the actual state of facts, since they were only made as of the date of the Purchase Agreement and are modified in important part by the underlying confidential disclosure letter.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 9, 2009, EA Nederland consummated the purchase of all of the outstanding shares of capital stock of Playfish pursuant to the Purchase Agreement, as described in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2009, EA issued a press release announcing its financial results for the fiscal quarter ended September 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1. Neither the information in this Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05	Costs Associated with Exit or Disposal Activities

On November 6, 2009, EA management initiated a plan of restructuring (the “Plan”) to narrow EA’s product portfolio to provide greater focus on titles with higher margin opportunities. Under the Plan, EA anticipates (a) reducing its workforce by approximately 1,300 employees, (b) consolidating or closing various facilities, (c) eliminating certain titles, and (d) incurring IT and other costs to assist in reorganizing certain activities. EA expects the majority of these actions to be completed by March 31, 2010.

In connection with the Plan, EA anticipates incurring between approximately $130 million and $150 million in total costs, of which approximately $80 million to $90 million will result in future cash expenditures. Approximately $100 million to $120 million of these charges are expected to occur during the fiscal year ending March 31, 2010. These costs will consist primarily of severance and other employee-related costs (approximately $50 million to $60 million), facility closures costs (approximately $35 million), asset impairments (approximately $25 million to $35 million), and various other reorganizational costs (approximately $20 million).

The foregoing discussion of EA’s plan of restructuring contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements about EA’s estimates and expectations regarding future restructuring charges, operating expenses and other costs are forward-looking. EA uses words such as “anticipate”, “believe”, “estimate”, “expect”, “intend” (and the negative of any of these terms), “future” and similar expressions to help identify forward-looking statements. These forward-looking statements are subject to business and economic risks and reflect management’s current estimates and expectations, and involve subjects that are inherently uncertain and difficult to predict. Actual results could differ materially from the expectations set forth in these forward-looking statements. EA will not necessarily update these forward-looking statements if they later turn out to be inaccurate. Risks and uncertainties that may affect EA’s future results include, but are not limited to, those discussed above, under the heading “Risk Factors” in EA’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 and Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2009, and in other documents EA has filed with the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure.

On November 9, 2009, EA issued a press release in which it announced that it had acquired all of the outstanding shares of capital stock of Playfish. A copy of the press release is attached hereto as Exhibit 99.2 Neither the information in Section 7.01 of this Current Report on Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement for the Sale and Purchase of Playfish Limited, dated as of November 9, 2009.

99.1	Press release dated November 9, 2009, relating to Electronic Arts Inc.’s financial results for the fiscal quarter ended September 30, 2009.

99.2	Press release dated November 9, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated: November 9, 2009	By:	/s/ Eric F. Brown
Eric F. Brown
Executive Vice President,
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement for the Sale and Purchase of Playfish Limited, dated as of November 9, 2009.

99.1	Press release dated November 9, 2009, relating to Electronic Arts Inc.’s financial results for the fiscal quarter ended September 30, 2009.

99.2	Press release dated November 9, 2009.